AMENDMENT NO. 15
TO
FIRST AMENDED AND RESTATED
MASTER DISTRIBUTION AGREEMENT
     The First Amended and Restated Master Distribution Agreement (the “Agreement”), dated as of July 16, 2001, by and between AIM Variable Insurance Funds, a Delaware statutory trust and Invesco Aim Distributors, Inc., formerly A I M Distributors, Inc., a Delaware corporation, is hereby amended to add the following portfolios: Invesco V.I. Dividend Growth Fund, Invesco V.I. Global Dividend Growth Fund, Invesco V.I. High Yield Fund; Invesco V.I. Income Builder Fund, Invesco V.I. S&P 500 Index Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Select Dimensions Dividend Growth Fund, Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund, Van Kampen V.I. Capital Growth Fund, Van Kampen V.I. Comstock Fund, Van Kampen V.I. Equity and Income Fund, Van Kampen V.I. Global Tactical Asset Allocation Fund, Van Kampen V.I. Global Value Equity Fund, Van Kampen V.I. Government Fund, Van Kampen V.I. Growth and Income Fund, Van Kampen V.I. High Yield Fund, Van Kampen V.I. International Growth Equity Fund, Van Kampen V.I. Mid Cap Growth Fund, Van Kampen V.I. Mid Cap Value Fund and Van Kampen V.I. Value Fund;
     Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:
“APPENDIX A
TO
FIRST AMENDED AND RESTATED
MASTER DISTRIBUTION AGREEMENT
OF
AIM VARIABLE INSURANCE FUNDS

SERIES I SHARES	SERIES II SHARES
AIM V.I. Basic Balanced Fund	AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund	AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund	AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund	AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund	AIM V.I. Core Equity Fund
AIM V.I. Diversified Income Fund	AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund	AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund	AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund	AIM V.I. Global Health Care Fund
AIM V.I. Global Real Estate Fund	AIM V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund	AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund	AIM V.I. High Yield Fund
AIM V.I. International Growth Fund	AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund	AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund	AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund	AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund	AIM V.I. Money Market Fund
AIM V.I. PowerShares ETF Allocation Fund	AIM V.I. PowerShares ETF Allocation Fund
AIM V.I. Small Cap Equity Fund	AIM V.I. Small Cap Equity Fund
AIM V.I. Technology Fund	AIM V.I. Technology Fund
AIM V.I. Utilities Fund	AIM V.I. Utilities Fund
Invesco V.I. Dividend Growth Fund	Invesco V.I. Dividend Growth Fund
Invesco V.I. Global Dividend Growth Fund	Invesco V.I. Global Dividend Growth Fund
Invesco V.I. High Yield Fund	Invesco V.I. High Yield Fund

SERIES I SHARES	SERIES II SHARES
Invesco V.I. Income Builder Fund	Invesco V.I. Income Builder Fund
Invesco V.I. S&P 500 Index Fund	Invesco V.I. S&P 500 Index Fund
Invesco V.I. Select Dimensions Balanced Fund	Invesco V.I. Select Dimensions Balanced Fund
Invesco V.I. Select Dimensions Dividend Growth Fund	Invesco V.I. Select Dimensions Dividend Growth Fund
Invesco V.I. Select Dimensions Equally- Weighted S&P 500 Fund	Invesco V.I. Select Dimensions Equally- Weighted S&P 500 Fund
Van Kampen V.I. Capital Growth Fund	Van Kampen V.I. Capital Growth Fund
Van Kampen V.I. Comstock Fund	Van Kampen V.I. Comstock Fund
Van Kampen V.I. Equity and Income Fund	Van Kampen V.I. Equity and Income Fund
Van Kampen V.I. Global Tactical Asset Allocation Fund	Van Kampen V.I. Global Tactical Asset Allocation Fund
Van Kampen V.I. Global Value Equity Fund	Van Kampen V.I. Global Value Equity Fund
Van Kampen V.I. Government Fund	Van Kampen V.I. Government Fund
Van Kampen V.I. Growth and Income Fund	Van Kampen V.I. Growth and Income Fund
Van Kampen V.I. High Yield Fund	Van Kampen V.I. High Yield Fund
Van Kampen V.I. International Growth Equity Fund	Van Kampen V.I. International Growth Equity Fund
Van Kampen V.I. Mid Cap Growth Fund	Van Kampen V.I. Mid Cap Growth Fund
Van Kampen V.I. Mid Cap Value Fund	Van Kampen V.I. Mid Cap Value Fund
Van Kampen V.I. Value Fund	Van Kampen V.I. Value Fund

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Dated: February 12, 2010

AIM VARIABLE INSURANCE FUNDS

Attest:	/s/ Melanie Ringold Assistant Secretary	By:	/s/ John M. Zerr John M. Zerr Senior Vice President

INVESCO AIM DISTRIBUTORS, INC.

Attest:	/s/ Melanie Ringold Assistant Secretary	By:	/s/ John S. Cooper John S. Cooper President

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